UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2011

THE PMI GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

13664	94-3199675
(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California	94597-2098
(Address of Principal Executive Offices)	(Zip Code)

(925) 658-7878

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 24, 2011, Andrew D. Cameron, Executive Vice President, General Counsel and Secretary of The PMI Group, Inc. (the “Company”), and Thomas H. Jeter, Group Senior Vice President, Chief Accounting Officer, Corporate Controller and Assistant Secretary of the Company, notified the Company of their resignation from their respective positions at the Company, effective immediately. Messrs. Cameron and Jeter have advised the Company that they will remain as executive officers of PMI Mortgage Insurance Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011	The PMI Group, Inc. (Registrant)

	By:	/s/ L. Stephen Smith
L. Stephen Smith
Chief Executive Officer